UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                   Act of 1934

                Date of Report (Date of earliest event reported):
                                February 18, 2004

                                  ADVOCAT INC.
             (Exact name of Registrant as specified in its charter)

          Delaware                      001-12996               62-1559667
----------------------------         ----------------         -------------
(State or other jurisdiction         (Commission File         (IRS Employer
     of incorporation)                   Number)          Identification Number)

          277 Mallory Station Road, Suite 130 Franklin, Tennessee 37067
          -------------------------------------------------------------
                    (Address of principal executive offices)

                                 (615) 771-7575
              (Registrant's telephone number, including area code)
              ----------------------------------------------------

                                 Not applicable
                                 --------------
                         (Former name or former address,
                          if changed since last report)
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Item 5. Other Events.

For the purpose of informing the market, the Registrant announces the state of Arkansas has filed six complaints against the Company involving five of the Company's nursing homes located in Arkansas. A press release dated February 19, 2004, is attached to this Report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

          Number                              Exhibit
          ------                              -------
           99.1                 Press Release dated February 19, 2004

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            ADVOCAT INC.

                                            By:  /s/ L. Glynn Riddle, Jr.
                                                 -------------------------------
                                                 L. Glynn Riddle, Jr.
                                                 Chief Financial Officer

Date: February 19, 2004
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                                  Exhibit Index

   Exhibit No.
   -----------
      99.1               Press release dated February 19, 2004.